THIRD AMENDMENT AND FORBEARANCE
                            TO CREDIT AGREEMENT

     This Third Amendment and Forbearance to Credit Agreement, dated as of November 19, 2001 (this "Amendment"), is among ROHN INDUSTRIES, INC., a Delaware corporation (the "Parent"), each of the Parent's domestic Subsidiaries, as borrowers (together with the Parent, collectively the "Borrowers"), the Parent and each of the Parent's domestic Subsidiaries, as guarantors (the "Guarantors" and each a "Guarantor", and together with the Borrowers, collectively the "Credit Parties" and each a "Credit Party"), LASALLE BANK NATIONAL ASSOCIATION, as lender ("LaSalle"), NATIONAL CITY BANK, as lender ("NCB"), Firstar Bank, as lender ("Firstar"), Comerica Bank, as lender ("Comerica"), Associated Bank, N.A., as lender ("Associated Bank", and together with LaSalle, NCB, Firstar and Comerica, collectively the "Lenders"), LaSalle, as administrative agent for the Lenders (the "Administrative Agent"), and NCB, as syndication agent for the Lenders (the "Syndication Agent", and together with the Administrative Agent, the "Agents"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Credit Agreement (as defined below).

                          PRELIMINARY STATEMENTS:
                          ----------------------

     1. The Credit Parties and the Lenders are parties to the Credit Agreement dated as of March 8, 2001 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), under which the Lenders provided the Borrowers with, among other things, a $75,000,000 credit facility.

     2. The Credit Parties and the Lenders are parties to the Forbearance Agreement dated as of October 24, 2001 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Forbearance Agreement"), pursuant to which the Lenders agreed to forbear until November 19, 2001 from exercising their rights under the Credit Agreement related to the Credit Parties' failure to comply with Section 10.6(E) of the Credit Agreement.

     3. The Lenders have extended credit to the Borrowers under the Credit Agreement as evidenced by, among other things, the Notes evidencing the Revolving Loan dated as of March 8, 2001 and made by the Borrowers in favor of the Lenders in the original principal amount of $45,000,000 (the "Existing Revolving Loan Notes"), and the Notes evidencing the Term Loan dated as of April 23, 2001 and made by the Borrowers in favor of the Lenders in the original principal amount of $30,000,000 (the "Existing Term Loan Notes", and together with the Existing Revolving Loan Notes, the "Existing Notes").

     4. The Borrowers and the Lenders desire to (i) amend and restate the Existing Revolving Loan Notes to decrease the maximum commitment to $35,000,000 and (ii) amend and restate the Existing Term Loan Notes to amend the payment dates.

     5. The  Credit  Parties  and the  Lenders  desire to amend the  Credit
Agreement to, among other things, incorporate the amendments to the Existing Notes, all on the terms, and subject to the conditions, of this Amendment.

     6. For the Computation Period ended September 30, 2001, the Credit Parties failed to comply with Section 10.6(E) of the Credit Agreement. On such date, this violation constituted an Event of Default under the Credit Agreement, and such Event of Default has been existing since September 30, 2001.

     7. The Credit Parties have requested that the Lenders extend the forbearance period under the Forbearance Agreement until January 2, 2002 from exercising their rights under the Credit Agreement and the other Loan Documents with respect to such Event of Default and the Lenders have agreed to such request subject to the terms and conditions of this Amendment.

                                 AGREEMENT:
                                 ---------

     In consideration of the mutual agreements contained in this Amendment, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

     SECTION 1.     AMENDMENT TO CREDIT AGREEMENT.
                    -----------------------------

     1.1 On the date this Amendment becomes effective, after satisfaction by the Credit Parties of each of the conditions set forth in Section 7 (the "Effective Date"), Section 1.1 of the Credit Agreement is amended by adding the following definition of "Additional Term Loan Payments" to Section 1.1 in alphabetical order:

          Additional  Term  Loan  Payments  has the  meaning  set  forth in
Section 3.1(B).

     1.2 On the Effective Date, Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Fixed Charges" in its entirely and replacing it as follows:

          Fixed Charges means, for the Parent and its Subsidiaries for any period determined on a consolidated basis in accordance with GAAP, the sum of (i) Net Interest Expense plus (ii) the aggregate fixed amounts payable under Capital Leases plus (iii) any scheduled installments of principal of Debt (excluding Additional Term Loan Payments) plus (iv) Capital Expenditures plus (v) cash taxes paid plus (vi) cash dividends and other distributions declared by the Parent or any of its Subsidiaries (excluding dividends paid to the Parent or any Credit Party).

     1.3 On the Effective Date, Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Revolving Commitment Amount" in its entirety and replacing it as follows:

          Revolving Commitment Amount means $35,000,000, as such amount may be reduced from time to time pursuant to Section 6.1 of this Agreement.

     1.4 On the Effective Date, Section 3.1 of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:

          3.1 Notes. The Loans of each Lender shall be evidenced by a promissory note (each, a "Note") substantially in the form set forth in Exhibits A-1 and A-2, with appropriate insertions, payable to the order of such Lender in a face principal amount equal to the sum of such Lender's Percentage of the Revolving Commitment Amount plus the principal amount of such Lender's Term Loan. Each Note shall be payable to the order of the applicable Lender in an amount equal to the aggregate unpaid principal amount of all of such Lender's Loans, as follows:

          (A) each Revolving Loan of such Lender shall be repaid in full on the Revolver Termination Date; and

          (B) each Term Loan of such Lender shall be repaid in quarterly installments on the last Business Day of each calendar quarter (commencing with the calendar quarter ending June 30, 2001) through and including June 30, 2005, with each such installment to be equal to such Lender's Percentage of $1,500,000, with a final installment on September 30, 2005 in an amount equal to such Lender's Percentage of the remaining aggregate outstanding amount of the Term Loans. In addition to the above quarterly installments, each Term Loan of such Lender shall be repaid (i) in an installment on November 19, 2001, with such installment to be equal to such Lender's Percentage of $3,000,000 and (ii) in an installment on December 14, 2001, with such installment to be equal to such Lender's Percentage of $500,000 (the "Additional Term Loan Payments").

     1.5 On the Effective Date, Section 10.1 of the Credit Agreement is amended by deleting subsection (F) from Section 10.1 in its entirety and replacing it as follows:

          (F)  Borrowing Base Certificates.  On the later of (i) Monday and
               (ii) the first Business Day of each week, a Borrowing Base Certificate, in form and substance reasonably satisfactory to the Agents, dated as of the Friday of the immediately preceding week and executed by a Responsible Officer of the Parent on behalf of the Borrowers (provided that (a) the Parent may deliver a Borrowing Base Certificate more frequently if it chooses and (b) at any time an Event of Default exists, the Agents may require the Parent to deliver Borrowing Base Certificates more frequently).

     SECTION 2.     AMENDMENTS TO EXISTING NOTES.
                    ----------------------------

     2.1 Amendment to Existing Revolving Loan Notes. On the Effective Date, the Notes evidencing the Revolving Loans shall be amended, restated and replaced in their entirety by the Second Amended and Restated Revolving Notes of even date with this Amendment (the "Second Amended Revolving Notes"), made by the Borrowers in favor of the Lenders in the original principal amount of $35,000,000.

     2.2 Return of Existing Revolving Loan Notes. On the Effective Date and after receipt of its Second Amended Revolving Note, each Lender will mark its respective Existing Note evidencing such Lender's Percentage of the Revolving Commitment Amount "superceded" and return it to the Borrowers.

     2.3 Amendment to Existing Term Loan Notes. On the Effective Date, the Notes evidencing the Term Loans shall be amended, restated and replaced in their entirety by the Second Amended and Restated Term Notes of even date with this Amendment (the "Second Amended Term Notes", and together with the Second Amended Revolving Notes, the "Second Amended Notes"), made by the Borrowers in favor of the Lenders in the original principal amount of $30,000,000.

     2.4 Return of Existing Term Loan Notes. On the Effective Date and after receipt of its Second Amended Term Note, each Lender will mark its respective Existing Note evidencing the amount of such Lender's Term Loan "superceded" and return it to the Borrowers.

     SECTION 3.     ACKNOWLEDGMENT OF THE BORROWER.
                    ------------------------------

     3.1 Outstanding Balance. As of the date of this Amendment, the Credit Parties acknowledge and agree that the Borrowers owe the Lenders an aggregate principal amount of $57,000,000 under the Credit Agreement and the other Loan Documents, plus accrued and unpaid interest, fees and other expenses (if any). The Borrowers have made all payments under the Credit Agreement and the other Loan Documents required to be made as of the date hereof.

     3.2 Default. The Credit Parties acknowledge that an Event of Default has occurred and is continuing under Section 12.1(D) of the Credit Agreement due to the Credit Parties' violation of the financial covenant set forth in Section 10.6(E) of the Credit Agreement for the Computation Period ending September 30, 2001 (the "Existing Default").

     SECTION 4.     FORBEARANCE.
                    -----------

     4.1 Forbearance. During the Forbearance Period (as defined below), the Lenders will not exercise any of their rights or remedies under the Credit Agreement, the Loan Documents or applicable law with respect to the Existing Default. For purposes of this Amendment, "Forbearance Period" means the period commencing on the Effective Date and ending on the earlier of (a) January 2, 2002 and (b) the date the Forbearance Period is terminated upon the occurrence of any of the events described in Section
4.4 (the "Termination Date").

     4.2 Eurodollar Loan Limitations. Notwithstanding the terms of the Credit Agreement, the Borrowers acknowledge and agree that, during the Forbearance Period, the Borrowers may only request a Eurodollar Loan borrowing pursuant to Section 2.2(B) of the Credit Agreement, or request a conversion into or a continuation of a Eurodollar Loan pursuant to Section 2.2(D) of the Credit Agreement, with an Interest Period of one month.

     4.3 Interest Rates. Notwithstanding the terms of the Credit Agreement, the Borrowers acknowledge and agree that, during the Forbearance Period, the Borrowers shall pay interest on the unpaid principal amount of each Loan (a) at all times while such Loan is a Base Rate Loan at a rate per annum equal to the sum of the Base Rate from time to time in effect plus 2.00% and (b) at all times while such Loan is a Eurodollar Loan at a rate per annum equal to the sum of the Eurodollar Rate (Reserve Adjusted) plus 5.00%.

     4.4 Termination of Forbearance. Upon the occurrence of any Termination Event (as defined below) and at any time after such occurrence during which a Termination Event is continuing, the Agents are entitled to, without prior notice to the Credit Parties, immediately terminate the Forbearance Period, unless such Termination Event is an Event of Default described in
Section 12.1(C) of the Credit Agreement, in which case the Forbearance Period automatically terminates without demand or notice of any kind. For purposes of this Amendment, "Termination Event" means:

          (A) the occurrence of an Event of Default under the Credit Agreement (other than the Existing Default); or

          (B) any representation or warranty made by the Credit Parties under this Amendment or any agreement, instrument or other document executed or delivered by the Credit Parties in connection with this Amendment is untrue or incorrect in any respect when made or any schedule, certificate, statement, report, financial data, notice or writing furnished at any time by the Credit Parties to the Agents or any Lender is untrue or incorrect in any respect on the date as of which the facts set forth therein are stated or certified; or

          (C) the Parent fails to deliver to the  Administrative  Agent and each Lender on or before November 19, 2001 revised financial projections that include consolidated balance sheets of the Parent and its Subsidiaries, together with consolidating and consolidated statements of earnings and consolidated statements of cash flows, on a monthly basis for the month-long periods ending October 31, 2001 through December 31, 2002; and on a quarterly basis for the quarter-long periods ending March 31, 2003 through March 31, 2006, certified by a Responsible Officer of the Parent to represent management estimates and projections that were made in good faith by the management of the Parent, on the basis of assumptions believed by such management to be reasonable at the point in time that the estimates and projections were made, and otherwise in a manner reasonably satisfactory to the Agents.

     4.5 Effect at End of Forbearance Period. On the Termination Date, the Existing Default will be deemed to exist and, without regard to any matters transpiring during the Forbearance Period or the financial condition or prospects of the Credit Parties as of such date, the Agent and each Lender shall be fully entitled to exercise any rights and remedies they may have under the Credit Agreement, the other Loan Documents or applicable law.

     4.6 ACKNOWLEDGMENT. THE CREDIT PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE FORBEARANCE PROVISION SET FORTH IN SECTION 4.1 IS EFFECTIVE ONLY DURING THE FORBEARANCE PERIOD AND THAT, AFTER THE TERMINATION DATE, THE CREDIT AGREEMENT WILL BE IN MATERIAL DEFAULT AND THE LENDERS WILL BE FULLY ENTITLED IMMEDIATELY TO EXERCISE THEIR RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, THE LOAN DOCUMENTS OR APPLICABLE LAW WITHOUT REGARD TO ANY MATTERS TRANSPIRING DURING THE FORBEARANCE PERIOD OR THE FINANCIAL CONDITION OR PROSPECTS OF THE CREDIT PARTIES. THE CREDIT PARTIES UNDERSTAND THAT THE LENDERS ARE EXPRESSLY RELYING ON THE TERMS OF THIS SECTION 4.6 AND WOULD NOT HAVE ENTERED INTO THIS AMENDMENT BUT FOR THE CREDIT PARTIES' ACKNOWLEDGMENT AND AGREEMENT IN THIS SECTION 4.6.

     4.7 No Waiver. Nothing in this Amendment shall in any way be deemed to be (a) a waiver of any Event of Default including the Existing Default or
(b) an agreement to forbear from exercising any remedies with respect to any Event of Default except as specifically set forth in Section 4.1.

     SECTION 5.     FURTHER ASSURANCES OF THE BORROWERS.
                    -----------------------------------

     The Credit Parties agree that at any time and from time to time, at the cost and expense of the Credit Parties, the Credit Parties will (a) execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary to complete the transactions contemplated by this Amendment and (b) cooperate fully with the Agents' or any Lender's personnel and representatives with respect to any reasonable request for information by such personnel and representatives.

     SECTION 6.     REPRESENTATIONS AND WARRANTIES.
                    ------------------------------

     To induce the Lenders to enter into this Amendment, the Credit Parties represent and warrant to the Lenders that:

     6.1 Due Authorization; No Conflict; No Lien; Enforceable Obligation. The execution, delivery and performance by each Credit Party of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental, regulatory or other approvals (if any is required), do not and will not contravene or conflict with any provision of (a) any law, (b) any judgment, decree or order or (c) its articles or certificate of incorporation, bylaws or trust documents and do not and will not contravene or conflict with, or cause any lien to arise under, any provision of any agreement or instrument binding upon any Credit Party or upon any of its property. This Amendment, the Credit Agreement, as heretofore amended and as amended by this Amendment, and the Notes, as amended by this Amendment, are the legal, valid and binding obligations of each Credit Party, enforceable against it in accordance with its respective terms.

     6.2 Representations and Warranties; Default. As of the Effective Date, except for those representations or warranties specifically made as of another date or relating to the Existing Default, the representations and warranties of the Credit Parties contained in the Credit Agreement are true and correct. As of the Effective Date, except for the Existing Default, no Default or Event of Default has occurred and is continuing.

     SECTION 7.     CONDITIONS PRECEDENT.
                    --------------------

     Notwithstanding any other provision contained in this Amendment, the effectiveness of this Amendment and the obligation of the Lenders to institute the forbearance contemplated by this Amendment and the commencement of the Forbearance Period are subject to the following:

     7.1 Documents and Fees. The Administrative Agent has received all of the following, each duly executed and dated, or received, by such date as is satisfactory to the Agents in form and substance satisfactory to the
Agents:

          (A)  Third Amendment and Forbearance. This Amendment;

          (B) Transfer of Control Letter. Pursuant to Section 4.7 of the Security Agreement dated as of March 8, 2001 (the "Security Agreement") between the Credit Parties, as grantors, and the Administrative Agent, a letter from each applicable Credit Party to the Administrative Agent that transfers dominion and control of each lock box or similar account listed on Exhibit G to the Security Agreement maintained by such Credit Party to the Administrative Agent;

          (C) Consents. Certified copies of all documents evidencing any necessary corporate consents and governmental approvals, if any, with respect to this Amendment;

          (D) Costs and Expenses. All reasonable out-of-pocket costs and expenses to the Agents, including the reasonable fees and out-of-pocket charges of counsel for the Agents; and

          (E) Other. Such other documents as the Administrative Agent may reasonably request.

     7.2 Representations and Warranties. The representations and warranties of the Credit Parties set forth in this Amendment are true and correct.

     SECTION 8.     MISCELLANEOUS.
                    -------------

     8.1 Captions. The recitals to this Amendment (except for definitions) and the section captions used in this Amendment are for convenience only and do not affect the construction of this Amendment.

     8.2 Governing Law; Severability. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Wherever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     8.3 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart will be deemed to be an original, but all such counterparts together constitute but one and the same Amendment.

     8.4 Successors and Assigns. This Amendment is binding upon the Credit Parties, the Lenders and their respective successors and assigns, and inures to the sole benefit of the Credit Parties, the Lenders and their successors and assigns. The Credit Parties have no right to assign their rights or delegate their duties under this Amendment.

     8.5 Continued Effectiveness. Notwithstanding anything contained in this Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement or any other Loan Document. The parties to this Amendment expressly do not intend to extinguish the Credit Agreement or any other Loan Document. Instead, the parties to this Amendment expressly intend to reaffirm the indebtedness created under the Credit Agreement and the other Loan Documents. The Credit Agreement and the other Loan Documents remain in full force and effect and the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed.

     8.6 Tolling. Any and all statutes of limitations, repose or similar legal constraints on the time by which a claim must be filed, a person given notice thereof, or asserted, that expire, run or lapse during the Forbearance Period on any claims that any Lender may have against the Credit Parties or any other persons relating to any Credit Party (collectively, the "Forbearance Period Statutes of Limitation") will be tolled during the Forbearance Period. The Credit Parties waive any defense they may have against the Lenders under the Forbearance Period Statutes of Limitation, applicable law or otherwise solely as to the expiration, running or lapsing of the Forbearance Period Statutes of Limitation during the Forbearance Period.

     8.7 Revival of Obligations. If all or any part of any payment under or on account of the Credit Agreement, the other Loan Documents, this Amendment or any agreement, instrument or other document executed or delivered by the Credit Parties in connection with this Amendment is invalidated, set aside, declared or found to be void or voidable or required to be repaid to the issuer or to any trustee, custodian, receiver, conservator, master, liquidator or any other person pursuant to any bankruptcy law or pursuant to any common law or equitable cause then, to the extent of such invalidation, set aside, voidness, voidability or required repayment, such payment would be deemed to not have been paid, and the obligations of the Credit Parties in respect thereof shall be immediately and automatically revived without the necessity of any action by the Lenders.

     8.8 References. From and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the Credit Agreement or any other Loan Document to the Credit Agreement, the Notes or to any term, condition or provision contained "thereunder", "thereof", "therein", or words of like import, mean and are a reference to the Credit Agreement or the Notes (or such term, condition or provision, as applicable) as amended, supplemented, restated or otherwise modified by this Amendment or the Second Amended Notes, as applicable.

     8.9 Costs, Expenses and Taxes. The Borrowers affirm and acknowledge that Section 15.5 of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.

                [Balance of page intentionally left blank.]

     Delivered at Chicago, Illinois, as of the date and year first above written.

                                   CREDIT PARTIES:

                                   ROHN INDUSTRIES, INC.
                                   ROHN INSTALLATION SERVICES, INC.
                                   ROHN ENCLOSURES, INC.
                                   ROHN, INC.
                                   ROHN PRODUCTS, INC.
                                   ROHN CONSTRUCTION, INC.
                                   FOLDING CARRIER CORP.
                                   ROHN FOREIGN HOLDINGS, INC.
                                   UNR REALTY, INC.


                                   By:  /s/ Brian B. Pemberton
                                       -------------------------------------
                                       Name:  Brian B. Pemberton
                                       Title: President and Chief Executive
                                              Officer (for each of the
                                              foregoing entities)


                                   LENDERS:

                                   LASALLE BANK NATIONAL ASSOCIATION

                                   By:  /s/ James J. Hess
                                       -------------------------------------
                                       Name:  James J. Hess
                                       Title: Vice President


                                   NATIONAL CITY BANK

                                   By:   /s/ Timothy T. Fogerty
                                       -------------------------------------
                                       Name:  Timothy T. Fogerty
                                       Title: Vice President


                                   FIRSTAR BANK

                                   By:   /s/ Timothy Fossa
                                       -------------------------------------
                                       Name:  Timothy Fossa
                                       Title: Vice President


                                   COMERICA BANK

                                   By:   /s/ Felicia M. Maxwell
                                       -------------------------------------
                                       Name:  Felicia M. Maxwell
                                       Title: Account Officer


                                   ASSOCIATED BANK, N.A.

                                   By:  /s/ Joseph J. Gehrke
                                       -------------------------------------
                                       Name:  Joseph J. Gehrke
                                       Title: Assistant Vice President